UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: September 20, 2019
(Date of earliest event reported)
CRAY INC.
(Exact name of Registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
901 Fifth Avenue, Suite 1000
Seattle, WA
(Address of principal executive offices)
98164
(Zip Code)
(206) 701-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRAY	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Regulatory Approval Required for the Merger
On September 20, 2019, the requisite waiting period in Japan expired for the previously announced pending acquisition (the “Merger”) of Cray Inc., a Washington corporation (“Cray”), by Hewlett Packard Enterprise Company, a Delaware corporation (“HPE”), pursuant to the Agreement and Plan of Merger, dated as of May 16, 2019, by and among HPE, Canopy Merger Sub, a Washington corporation and wholly-owned subsidiary of HPE, and Cray, as such agreement may be amended from time to time (the “Merger Agreement”).
As previously disclosed, the German Federal Cartel Office terminated the applicable waiting period for the Merger in Germany on August 8, 2019, the Austrian Federal Competition Authority granted clearance with respect to the Merger on August 12, 2019, the waiting period for the Merger in the United States under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired on August 16, 2019, and the Korea Fair Trade Commission granted clearance with respect to the Merger on August 23, 2019.
Also, as previously disclosed, at a special meeting of shareholders of Cray held on August 27, 2019, the shareholders of Cray approved the Merger Agreement.
The receipt of such antitrust clearances and the expiration of such antitrust waiting periods and the approval of the Merger Agreement by the shareholders of Cray comprise all the conditions to the closing of the Merger other than those to be waived or satisfied at the closing. Cray anticipates the closing of the Merger will occur on September 25, 2019, subject to the waiver or satisfaction of the remaining conditions.
The foregoing information should be read in conjunction with the definitive proxy statement filed with the Securities and Exchange Commission on June 25, 2019.
Forward Looking Statements
Statements in this communication regarding the proposed Merger between HPE and Cray, the expected timetable for completing the Merger and any other statements regarding the future expectations, beliefs, goals, plans or prospects of Cray constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (collectively, “forward-looking statements”). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ inability to consummate the Merger when anticipated, or at all, due to failure to satisfy conditions to the completion of the Merger and the other factors described in Cray’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed February 12, 2019 with the Securities and Exchange Commission (the “SEC”) and Cray’s most recent Quarterly Report on Form 10-Q filed August 2, 2019 with the SEC. Cray assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAY INC.

Date: September 20, 2019	By:	/s/ Michael C. Piraino
Michael C. Piraino
Senior Vice President, General Counsel and Corporate Secretary